Exhibit 99.3

Liquid Audio, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Melvyn Brunt is the Chief Financial Officer of Liquid Audio, Inc. (the “Company”).

2.	To the best of my knowledge:

(A)	The Company’s quarterly report on Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MELVYN BRUNT Melvyn Brunt Chief Financial Officer May 15, 2003